EXHIBIT 10.xx

                              AMENDMENT NUMBER 4 TO
                        AMENDED AND RESTATED TRANSFER AND
                            ADMINISTRATION AGREEMENT


                  AMENDMENT NUMBER 4 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of June 28, 1998, among TECH DATA FINANCE, INC., a California corporation, as transferor (the "TRANSFEROR"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "COLLECTION Agent" and the "GUARANTOR"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among the Transferor, the Collection Agent, the Guarantor, the Company, the Agent and the Bank Investor, as amended to the date hereof (the "ORIGINAL AGREEMENT" and said agreement as amended by this Amendment, the "AGREEMENT").

                  WHEREAS, the Transferor has requested that the Company and the Agent agree to an increase in the Facility Limit and the Maximum Net Investment under the Original Agreement, and to make certain other amendments;

                  WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments;

                  WHEREAS, the Original Agreement requires that the consent of those Bank Investors which hold Commitments aggregating in excess of 66 and 2/3% of the Facility Limit as of the date hereof be obtained, and the consent of any Bank Investor whose Commitment is increased hereby;

                  WHEREAS, the only Bank Investor whose Commitment is being increased hereby is NationsBank, N.A.; and

                  WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;


                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO DEFINITIONS.

                  (a) The definition of "Facility Limit" is hereby amended to read as follows:

                           ""Facility Limit" shall mean $510,000,000 through
                  November 30, 1998 and thereafter shall mean $331,500,000."

                  (b) The definition of "Maximum Net Investment" is hereby amended to read as follows:

                           ""Maximum Net Investment" shall mean $500,000,000
                  through November 30, 1998 and thereafter shall mean $325,000,000."

                  (c) The definition of "Loss Reserve" is hereby amended by deleting the amount "27,100,000" in the text of the final paragraph thereof and replacing it with the following:

                           "$40,000,000 through November 30, 1998 and thereafter
                  $27,100,000."

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall not become effective until the Agent shall have received the following:

                           (a) A copy of the Resolutions of the Board of
Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

                           (b) A Certificate of the Secretary of the Transferor
and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company, the Agent and the Bank Investors may conclusively rely until such time as the Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

                           (c) An opinion of David Vetter, counsel to Tech Data,
with respect to certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Agent; and

                           (d) A responsible officer's certificate of the
Transferor and Tech Data executed by Arthur W. Singleton, Secretary of the Transferor and Tech Data, respectively.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

                  SECTION 4. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, the Company, the Agent and the Majority Investors.

                  SECTION 5. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; PROVIDED, HOWEVER, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 7. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 9. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 8. RATIFICATION. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                                  ENTERPRISE FUNDING CORPORATION,
                                    as Company


                                  By: /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TECH DATA FINANCE, INC.,
                                    as Transferor


                                  By: /s/ JEFFERY P. HOWELLS
                                     -------------------------------------------
                                     Name:  Jeffery P. Howells
                                     Title: President


                                  TECH DATA CORPORATION,
                                    as Collection Agent and Guarantor


                                  By: /s/ JEFFERY P. HOWELLS
                                     -------------------------------------------
                                     Name:  Jeffery P. Howells
                                     Title: Executive Vice President and
                                            Chief Finnacial Officer


                                  NATIONSBANK, N.A.,
                                    as Agent


                                  By: /s/ MICHELLE M. HEATH
                                     -------------------------------------------
                                     Name:  MICHELLE M. HEATH
                                     Title: SENIOR VICE PRESIDENT

Consented and agreed to this 28
 day of June, 1998


                                           NATIONSBANK, N.A.,as Bank
                                               Investor

Old Commitment:
$156,500,000


New Commitment (through November 30, 1998):
$335,000,000


New Commitment (after November 30, 1998):
$156,500,000



                                           By: /s/ MICHELLE M. HEATH
                                              ----------------------------------
                                              Name:  MICHELLE M. HEATH
                                              Title: SENIOR VICE PRESIDENT

PNC BANK, N.A.,
as Bank Investor



Commitment:
$20,000,000                                By: /s/ JAMES NEIL
                                              ----------------------------------
                                              Name:  JAMES NEIL
                                              Title: VICE PRESIDENT

CREDIT LYONNAIS NEW YORK BRANCH,
as Bank Investor

Commitment:
$30,000,000                                By: /s/ KOSTANTINA KOURMPETIS
                                              ----------------------------------
                                              Name:  KOSTANTINA KOURMPETIS
                                              Title: VICE PRESIDENT

THE DAI-ICHI KANGYO BANK, LTD.,
as Bank Investor



Commitment:
$15,000,000                                By: /s/ TATSUJI NOGUCHI
                                              ----------------------------------
                                              Name:  TATSUJI NOGUCHI
                                              Title: CHIEF REPRESENTATIVE

THE FUJI BANK, LIMITED,
as Bank Investor



Commitment:
$15,000,000                                By: /s/ RAYMOND VENTURA
                                              ----------------------------------
                                              Name:  RAYMOND VENTURA
                                              Title: VICE PRESIDENT & MANAGER

ROYAL BANK OF CANADA,
  as Bank Investor



Commitment:
$50,000,000                                By: /s/ TOM DEAN
                                              ----------------------------------
                                              Name:  TOM DEAN
                                              Title: SENIOR MANAGER



                                           By: /s/ DANIELLE BONICA
                                              ----------------------------------
                                              Name:  DANIELLE BONICA
                                              Title: ASSISTANT

THE BANK OF NOVA SCOTIA,
   as Bank Investor



Commitment:
$30,000,000                                By: /s/ W.J. BROWN
                                              ----------------------------------
                                              Name:  W.J. BROWN
                                              Title: VICE PRESIDENT

THE SUMITOMO BANK, LIMITED
  as Bank Investor



Commitment:
$15,000,000                                By: /s/ YASUO MIYAZAWA
                                              ----------------------------------
                                              Name:  YASUO MIYAZAWA
                                              Title: JOINT GENERAL MANAGER

                              AMENDMENT NUMBER 5 TO
                        AMENDED AND RESTATED TRANSFER AND
                            ADMINISTRATION AGREEMENT


                  AMENDMENT NUMBER 5 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of December 30, 1998, among TECH DATA FINANCE, INC., a California corporation, as transferor (the "TRANSFEROR"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "COLLECTION AGENT" and the "GUARANTOR"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among the Transferor, the Collection Agent, the Guarantor, the Company, the Agent and the Bank Investor, as amended to the date hereof (the "ORIGINAL AGREEMENT" and said agreement as amended by this Amendment, the "AGREEMENT").

                  WHEREAS, the Transferor has requested that the Company and the Agent agree to an increase in the Facility Limit and the Maximum Net Investment under the Original Agreement, and to make certain other amendments;

                  WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments;

                  WHEREAS, the Original Agreement requires that the consent of those Bank Investors which hold Commitments aggregating in excess of 66 and 2/3% of the Facility Limit as of the date hereof be obtained, and the consent of any Bank Investor whose Commitment is increased hereby;

                  WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO DEFINITIONS.

                  (a) The definition of "Facility Limit" is hereby amended to read as follows:
                          ""Facility Limit" shall mean $336,000,000."

                  (b) The definition of "Maximum Net Investment" is hereby amended to read as follows:
                         ""Maximum Net Investment" shall mean $329,411,765."


                  (c) The definition of "Loss Reserve" is hereby amended by deleting the amount "27,100,000" in the text of the final paragraph thereof and replacing it with "$28,000,000."

                  (d) The definition of "Commitment Termination Date" is hereby amended by deleting the date "December 30, 1998" in the text thereof and replacing it with the date "February 28, 1999."


                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall not become effective until the Agent shall have received the following:

                           (a) A copy of the Resolutions of the Board of
Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

                           (b) A Certificate of the Secretary of the Transferor
and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company, the Agent and the Bank Investors may conclusively rely until such time as the Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

                           (c) An opinion of David Vetter, counsel to Tech Data,
with respect to certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Agent; and

                           (d) A responsible officer's certificate of the
Transferor and

Tech Data executed by Arthur W. Singleton, Secretary of the Transferor and Tech Data, respectively.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

                  SECTION 4. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, the Company, the Agent and the Majority Investors.

                  SECTION 5. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; PROVIDED, HOWEVER, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 7. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 9. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 8. RATIFICATION. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                                ENTERPRISE FUNDING CORPORATION,
                                   as Company


                                By: /s/ ANDREW L. STIDD
                                   ---------------------------------------------
                                Name:  Andrew L. Stidd
                                Title: President


                                TECH DATA FINANCE, INC.,
                                   as Transferor


                                By: /s/ ARTHUR W. SINGLETON
                                   ---------------------------------------------
                                Name:  Arthur W. Singleton
                                Title: Vice President, Chief Financial
                                       Officer & Secretary


                                TECH DATA CORPORATION,
                                   as Collection Agent and Guarantor


                                By: /s/ ARTHUR W. SINGLETON
                                   ---------------------------------------------
                                Name:  Arthur W. Singleton
                                Title: Vice President, Treasurer
                                       and Secretary



                                NATIONSBANK, N.A.,
                                   as Agent


                                By: /s/ STAN MEIHAUS
                                   ---------------------------------------------
                                Name:  Stan Meihaus
                                Title: Vice President

Consented and agreed to this 30
 day of December, 1998


                                             NATIONSBANK, N.A.,as Bank
                                                Investor

Old Commitment:
$156,500,000



New Commitment:
$154,000,000                               By: /s/ STAN MEIHAUS
                                              ----------------------------------
                                              Name:  STAN MEIHAUS
                                              Title: VICE PRESIDENT

                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Bank Investor



Old Commitment:
$30,000,000


New Commitment:
$102,000,000                               By: /s/ DAVID C. FINK
                                              ----------------------------------
                                              Name:  DAVID C. FINK
                                              Title: MANAGING DIRECTOR

                                        ROYAL BANK OF CANADA,
                                        as Bank Investor




Commitment:
$50,000,000                                By: /s/ TOM DEAN
                                              ----------------------------------
                                              Name:  TOM DEAN
                                              Title: SR MGR

                                           THE BANK OF NOVA SCOTIA,
                                           as Bank Investor

Commitment:
$30,000,000                                By: /s/ WILLIAM E. ZARRETT
                                              ----------------------------------
                                              Name:  WILLIAM E. ZARRETT
                                              Title: SENIOR RELATIONSHIP MANAGER

                              AMENDMENT NUMBER 6 TO
                        AMENDED AND RESTATED TRANSFER AND
                            ADMINISTRATION AGREEMENT



                  AMENDMENT NUMBER 6 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of January 8, 1999, among TECH DATA FINANCE, INC., a California corporation, as transferor (the "TRANSFEROR"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "COLLECTION Agent" and the "GUARANTOR"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor, amending that certain Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among the Transferor, the Collection Agent, the Guarantor, the Company, the Agent and the Bank Investor, as amended to the date hereof (the "ORIGINAL AGREEMENT" and said agreement as amended by this Amendment, the "AGREEMENT").

                  WHEREAS, the Transferor has requested that the Company and the Agent agree to an increase in the Facility Limit and the Maximum Net Investment under the Original Agreement, and to make certain other amendments;

                  WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments;

                  WHEREAS, the Original Agreement requires that the consent of those Bank Investors which hold Commitments aggregating in excess of 66 and 2/3% of the Facility Limit as of the date hereof be obtained, and the consent of any Bank Investor whose Commitment is increased hereby;

                  WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO DEFINITIONS.

                  (a) The definition of "Facility Limit" is hereby amended to read as follows:
                         ""Facility Limit" shall mean $510,000,000."

                  (b) The definition of "Maximum Net Investment" is hereby amended to read as follows:
                       ""Maximum Net Investment" shall mean $500,000,000."

                  (c) The definition of "Loss Reserve" is hereby amended by deleting the amount "28,000,000" in the text of the final paragraph thereof and replacing it with "$40,000,000."


                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when NationsBank has executed this amendment and has received counterparts of this Amendment executed by the Company, the Transferor, the Collection agent and Guarantor and the Bank Investors.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

                  SECTION 4. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, the Company, the Agent and the Majority Investors.

                  SECTION 5. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; PROVIDED, HOWEVER, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS

OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 7. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 9. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 8. RATIFICATION. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.




              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                                     ENTERPRISE FUNDING CORPORATION,
                                       as Company


                                     By: /s/ ANDREW L. STIDD
                                        ----------------------------------------
                                     Name:  Andew L. Stidd
                                     Title: President


                                     TECH DATA FINANCE, INC.,
                                       as Transferor

                                     By: /s/ ARTHUR W. SINGLETON
                                        ----------------------------------------
                                     Name:  Arthur W. Singleton
                                     Title: Vice President, CFO and Secretary


                                     TECH DATA CORPORATION,
                                        as Collection Agent and Guarantor

                                     By: /s/ ARTHUR W. SINGLETON
                                        ----------------------------------------
                                     Name:  Arthur W. Singleton
                                     Title: Vice President, Treasurer and
                                            Secretary


                                     NATIONSBANK, N.A.,
                                       as Agent

                                     By: /s/ STAN MEIHAUS
                                        ----------------------------------------
                                     Name:  Stan Meihaus
                                     Title: Vice President

Consented and agreed to this 8
 day of January, 1999


                                           NATIONSBANK, N.A.,as Bank
                                             Investor

Old Commitment:
$154,000,000



New Commitment:
$205,000,000                               By: /s/ STAN MEIHAUS
                                              ----------------------------------
                                              Name:  STAN MEIHAUS
                                              Title: VICE PRESIDENT

                                           CREDIT LYONNAIS NEW YORK BRANCH,
                                           as Bank Investor

Commitment:
$102,000,000                               By: /s/ DAVID C. FINK
                                              ----------------------------------
                                              Name:  DAVID C. FINK
                                              Title: MANAGING DIRECTOR

                                           ROYAL BANK OF CANADA,
                                           as Bank Investor

Commitment:
$50,000,000                                By: /s/ TOM DEAN
                                              ----------------------------------
                                              Name:  TOM DEAN
                                              Title: SR MANAGER

                                           THE BANK OF NOVA SCOTIA,
                                           as Bank Investor

Old Commitment:
$30,000,000

Commitment:
$153,000,000                               By: /s/ W. BROWN
                                              ----------------------------------
                                              Name:
                                              Title: